                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-24703) of H.B. Fuller Company of our report dated June 18, 1999 appearing on page F-1 of this Form 11-K.



PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 28, 1999